SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549
                               FORM 8-K
                            CURRENT REPORT
                  Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported):  February 2, 2004

                            GAVELLA CORP.
           (Exact name of registrant as specified in charter)
    Delaware                  000-31143              22-3742159
(State or other             (Commission           (IRS Employer
 jurisdiction               File Number)         Identification No.)
of incorporation)
                         215 West Main Street
                     Maple Shade, New Jersey  08052
                (Address of principal executive offices)
Registrant's telephone number, including area code      (856) 667-0600
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ITEM 5.  OTHER EVENTS.
Gavella's Board of Directors has decided not to spin-off Bartram Holdings, Inc., its real estate subsidiary, at least for the foreseeable future. Rather than spin off Bartram, Gavella shall focus on improving its operating results and reducing debt. Accordingly, Gavella has terminated the registration process necessary to spin-off Bartram Holdings, Inc. Bartram Holdings, Inc. shall remain a wholly owned subsidiary of Gavella.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
     a.    N/A
     b.    N/A
     c.    Exhibits
           None
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                               SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                          GAVELLA CORP.
                                          /s/ Harry J. Santoro
DATED: February 6, 2004
                                          By: Harry J. Santoro
                                          President